Exhibit 4.6

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[***]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT KEEPS PRIVATE OR CONFIDENTIAL

THIS AGREEMENT (this “Agreement”) is made on 30 June 2023 (the “Effective Date”)

BETWEEN:
(1)Ilkka Elias Heikkilä, [***] (“Seller 1”);
(2)Miikka Samuli Mustonen, [***] (“Seller 2”);
(3)Siurcom Oy, a limited liability company registered in Finland with company registration number 2992036-1, owned by Aku-Mikko Haljoki (“Seller 3”);
(4)Riku-Matti Juhani Vihreäsaari, [***] (“Seller 4”);
(5)Antti Mikael Kareinen, [***] (“Seller 5”);
(6)Rastas Investing Oy, a limited liability company registered in Finland with company registration number 2940997-7, owned by Mikko Tapio Valdemar Lang (“Seller 6”);
(7)Caracara Oy, a limited liability company registered in Finland with company registration number 2946437-8, owned by Sauli Petteri Konttila (“Seller 7”);
(8)IT & Web Consulting TK Oy, a limited liability company registered in Finland with company registration number 2174821-0, owned by Tero Petteri Kilkanen (“Seller 8”);
(9)Sipsikissa Oy, a limited liability company registered in Finland with company registration number 2840029-2, owned by Erkka Ilari Tohmo (“Seller 9”);
(10)Milan Nikolic, [***] (“Seller 10”);
(11)Ory Weihs, [***] (“Seller 11”);
(12)Contender Media Holdings B.V., a limited liability company registered in the Netherlands with company registration number 69176779, owned by Fintan Costello (“Seller 12”),
(Sellers 1 to 12 are collectively referred to as the “Sellers” and individually as the “Seller”);
(13)Fintan Costello, [***];
(14)Aku-Mikko Haljoki, [***];
(15)Mikko Tapio Valdemar Lang, [***];

(16)Sauli Petteri Konttila, [***];
(17)Tero Petteri Kilkanen, [***]; and
(18)Erkka Ilari Tohmo, [***];
(parties 13 to 18 are collectively referred to as the “Indirect Sellers” and individually as the “Indirect Seller”);
(19)Gambling.com Group Limited, a limited liability company registered under the laws of the Bailiwick of Jersey with company registration number 135800 (“GAMB”); and
(20)GDC Malta Limited, a limited liability company organized under the laws of Malta with company registration number C77661 (the “Buyer”),
(each, a “Party” and together the “Parties”).
WHEREAS:
(A)The Parties have entered into that certain share purchase agreement, dated 31 January 2022 (the "SPA"), providing for the purchase of 100% of the issued shares in NDC Holding Limited, a limited liability company organized under the laws of the British Virgin Islands with company registration number 1931289 by the Buyer (the "Transaction").
(B)The Parties have mutually agreed to (i) fully discharge Consideration Payment 3, (ii) terminate the Earn-Out Period early, and (iii) confirm when all Earn-Out Period related obligations shall cease (Clause 4 of the SPA) in accordance with the terms hereof.
(C)Defined terms in the SPA shall have the same meaning when used herein.
NOW IT IS HEREBY AGREED as follows:

1.Agreement

1.1The Parties agree as follows:

(a)    the Buyer shall pay, or cause to be paid, to the Sellers the amounts determined below in full and final discharge of Consideration Payment 3 as follows:

    (i)    an aggregate amount of EUR 5,000,000 to be paid in cash by electronic transfer in immediately available funds to the Sellers’ Bank Account on 7 July 2023 (“Consideration Payment 3 Discharge Instalment Payment 1”); and

    (ii)    an aggregate amount equal to EUR 13,000,000 less the 2023 Exit Bonus Payment Amounts in accordance with Clause 1.1 (b) below (“Consideration Payment 3 Discharge Instalment Payment 2”) payable on 30 April 2024, it being understood and agreed that up to 50% of Consideration Payment 3 Discharge Instalment Payment 2 may, in the sole discretion of GAMB, be paid in Parent Shares, with the exact number of Parent Shares being determined as set forth in Clause 3.1.4 of the SPA, and the balance in cash to be paid in cash by electronic transfer in immediately available funds to the Sellers’ Bank Account;

(b)    when Consideration Payment 3 Discharge Instalment Payment 2 is due and payable, the 2023 Exit Bonus Payment Amounts shall be deducted from Consideration Payment 3 Discharge Instalment Payment 2 in advance of the then reduced Consideration Payment 3 Discharge Instalment Payment 2 being paid in accordance with Clause 1.1 (a)(ii) above;

(c)    as of the date of this Agreement:

    (i)    the Earn-Out Period shall be automatically and immediately terminated; and

(ii)    the Sellers fully release and discharge the Buyer, GAMB and their Affiliates, successors, and assigns from any further liability or obligation whatsoever, whether known or unknown, with respect to obligations before, during, or after the Earn-Out Period and the provisions of Clause 4 of the SPA; and

(iii)    the Buyer shall fully release and discharge the Sellers and their Affiliates, successors, and assigns from any further liability or obligations with respect to obligations before, during, or after the Earn-Out Period and the provisions Clause 4 of the SPA; and

(d)    upon the payment of Consideration Payment 3 Discharge Instalment Payment 2, the Sellers shall fully release and discharge the Buyer, GAMB and their Affiliates, successors, and assigns from any further liability or obligation whatsoever, whether known or unknown, pursuant to the payment of the Purchase Price and the provisions of Clause 3 of the SPA.

2.Date of Effectiveness; Limited Effect.

This Agreement will be deemed effective as of the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the SPA are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the SPA or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the SPA to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the SPA in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the SPA, will mean and be a reference to the SPA as amended by this Agreement.

3.Intention to be bound

3.1The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

3.2The Parties agree that should any conflict between the provisions of the SPA and this Agreement arise, then the provisions of this Agreement shall prevail.

4.Assignment

This Agreement shall not be assignable by either Party without the prior consent of the other.

5.Governing Law

This Agreement and all disputes or claims (including non-contractual disputes or claim) arising out of or in connection with this Agreement or its subject matter or formation shall be governed by and construed in accordance with the laws of Ireland.

6.Jurisdiction

Each Party irrevocably agrees that the courts of Ireland shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this Agreement or its subject matter or formation.

7.Counterparts

This Agreement may be executed in any number of counterparts and by the Parties on separate counterparts each of which when executed and delivered shall constitute an original all such counterparts together constituting but one and the same instrument.

8.Third party rights

No one other than a Party to this Agreement, their successors and permitted assignees, shall have any right to enforce any of its terms.

9.Variation

No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.

[Signature page(s) to follow]

IN WITNESS WHEREOF this letter has been executed and delivered as a deed the day and year first herein written.

Executed as a deed by
ILKKA ELIAS HEIKKILÄ                                                                              /s/ Ilka Elias Heikkilä
Signature of
ILKKA ELIAS HEIKKILÄ

in the presence of:
Signature of witness                                                                  /s/ Fintan Costello
Name of witness                                                                        Fintan Costello
Address of witness                                                                     [***]
Occupation of witness                                                                [***]

Executed as a deed by
MIIKKA SAMULI MUSTONEN
    /s/ Mikka Samuli Mistonen
Signature of
MIIKKA SAMULI MUSTONEN
in the presence of:
Signature of witness                                                                  /s/ Fintan Costello
Name of witness                                                                        Fintan Costello
Address of witness                                                                     [***]
Occupation of witness                                                                [***]

EXECUTED as a DEED
on behalf of
SIURCOM OY                             By Aku-Mikko Haljoki         /s/ Aku-Mikko Haljoki
            Director

Executed as a deed by
RIKU-MATTI JUHANI VIHREÄSAARI                                              /s/ Riku-Matti Juhani Vihreäsaari
Signature of
RIKU-MATTI JUHANI VIHREÄSAARI
in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

Executed as a deed by
ANTTI MIKAEL KAREINEN                                                       /s/ Antti Mikael Kareinen
Signature of
ANTTI MIKAEL KAREINEN
in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

EXECUTED as a DEED

on behalf of
RASTAS INVESTING OY                             By Mikko Tapio Valdemar Lang /s/ Mikko Tapio Valdemar Lang
Director

EXECUTED as a DEED
on behalf of
CARACARA OY                             By Sauli Petteri Konttila         /s/ Caracara Oy
             Director

EXECUTED as a DEED
on behalf of
IT & WEB CONSULTING
TK OY                             By Tero Petteri Kilkanen      /s/ Tero Petteri Kilkanen
Director

EXECUTED as a DEED
on behalf of
SIPSIKISSA OY                             By Erkka Ilari Tohmo     /s/ Erkka Ilari Tohmo
Director

Executed as a deed by
MILAN NIKOLIC                                                       /s/ Milan Nikolic
Signature of
MILAN NIKOLIC
in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

Executed as a deed by

ORY WEIHS                                                       Ory Weihs
Signature of
ORY WEIHS
in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                        [***]
Occupation of witness                                                                    [***]

EXECUTED as a DEED
on behalf of
CONTENDER MEDIA
HOLDINGS B.V.                             By Fintan Costello         Fintan Costello
Director

Executed as a deed by
FINTAN COSTELLO                                                       /s/ Fintan Costello
Signature of
FINTAN COSTELLO
in the presence of:
Signature of witness                                                                      /s/ Mikko Tapio Valdemar Lang
Name of witness                                                                            Mikko Tapio Valdemar Lang
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

Executed as a deed by
AKU-MIKKO HALJOKI                                                       /s/ Aku-Mikko Hajoki
Signature of

AKU-MIKKO HALJOKI
in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

Executed as a deed by
MIKKO TAPIO VALDEMAR LANG                                                       /s/ Mikko Tapio Valdemar Lang
Signature of
MIKKO TAPIO VALDEMAR LANG
in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

Executed as a deed by
SAULI PETTERI KONTTILA                                                       /s/ Sauli Petteri Konttila
Signature of

SAULI PETTERI KONTTILA
in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

Executed as a deed by
TERO PETTERI KILKANEN                                                       /s/ Tero Petteri Kilkanen
Signature of
TERO PETTERI KILKANEN
in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

Executed as a deed by
ERKKA ILARI TOHMO                                                       /s/ Erkka Ilari Tohmo
Signature of
ERKKA ILARI TOHMO

in the presence of:
Signature of witness                                                                      /s/ Fintan Costello
Name of witness                                                                            Fintan Costello
Address of witness                                                                         [***]
Occupation of witness                                                                    [***]

EXECUTED as a DEED
on behalf of
GAMBLING.COM GROUP LIMITED                             By Charles Gillespie         /s/ Charles Gillespie
Director

EXECUTED as a DEED
on behalf of
GDC MALTA LIMITED                             By Ekaterina Smolinova     /s/ Ekaterina Smolinova
Director